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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                   __________
                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        CATALYTICA ENERGY SYSTEMS, INC.

            (Exact Name of Registrant as Specified in its Charter)


            Delaware                                  77-0410420
---------------------------------------  --------------------------------------
(State of Incorporation or Organization) (I.R.S. Employer   Identification no.)

      430 Ferguson Drive,                             94043-5273
    Mountain View, California
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(Address of principal executive offices)      (Zip Code)

If this Form relates to the registration of a     If this Form relates to the registration of a
class of debt securities and is effective upon    class of debt securities and is to become
filing pursuant to General Instruction A(c)(1)    effective simultaneously with the
please check the following box.                   effectiveness of a concurrent registration
                                                  statement under the Securities Act of 1933
                                                  pursuant to General Instruction A(c)(2)
                                                  please check the following box.

Securities to be registered pursuant to Section 12(b) of the Act:

                                            Name of Each Exchange on Which Each
  Title of Each Class to be so Registered       Class is to be Registered
-----------------------------------------       -------------------------

                   None


Securities to be registered pursuant to Section 12(g) of the Act: Common Stock, par value $0.001
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Item 1.  Description of Registrant's Securities to be Registered
         -------------------------------------------------------

          Incorporated by reference to the section of the preliminary prospectus headed "Description of Capital Stock" contained in the Registrant's Registration Statement on Form S-1 as amended and supplemented from time to time (Registration No. 333-44772) originally filed with the Commission on August 29, 2000 (the "Registration Statement").

Item 2.  Exhibits
         --------

          The following exhibits are filed as a part of this registration statement:

          3.1 Registrant's Amended and Restated Certificate of Incorporation, to be effective upon completion of the distribution of the Registrant's Common Stock (incorporated by reference to Exhibit
               3.1 to the Registration Statement).

          3.2 Registrant's Amended and Restated Bylaws, to be effective upon completion of the distribution of the Registrant's Common Stock (incorporated by reference to Exhibit 3.2 to the Registration Statement).

          4.1  Reference is made to Exhibits 3.1 and 3.2 above.

          4.2 Stock Certificate specimen of the Registrant (incorporated by reference to Exhibit 4.1 to the Registration Statement).

          10.1 Registrant's 1995 Stock Option Plan with agreements thereunder (incorporated by reference to Exhibit 10.1 to the Registration Statement).

          10.2 Employee Stock Purchase Plan of the Registrant (incorporated by reference to Exhibit 10.18 to the Registration Statement).

          10.3 Registrant's 1995 Stock Plan (as amended and restated on October 26, 2000) (incorporated by reference to Exhibit 10.20 to the Registration Statement).

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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  November 13, 2000      CATALYTICA ENERGY SYSTEMS, INC.


                              By: /s/ CRAIG N. KITCHEN
                                 ----------------------------------
                                    Craig N. Kitchen
                                    President and Chief Executive Officer

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